SEMI ANNUAL REPORT



                               SEPTEMBER 30, 1997

                                [OLD WORLD MAP]

                          Templeton Russia Fund, Inc.

[LOGO]
Franklin Templeton

              [FRANKLIN TEMPLETON CELEBRATING OVER 50 YEARS LOGO]

CELEBRATING 50 YEARS


This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.

[PHOTOGRAPH OF J. MARK MOBIUS, Ph.D.]

J. MARK MOBIUS, PH.D.
President
Templeton Russia Fund, Inc.

Dr. Mobius has been living overseas since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of the business practices and customs that are unique to developing nations. Together with his team of Templeton analysts, Dr. Mobius currently oversees more than $15 billion in emerging markets investments for the Templeton Group of Funds.

SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Fund's Objective: The Templeton Russia Fund seeks long-term capital appreciation primarily through equity investments in "Russia companies."
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to bring you the semi-annual report of the Templeton Russia Fund for the six months ended September 30, 1997. During this period, the Russian economy performed well as interest rates and inflation fell, real income rose, and industrial production increased. Responding to these conditions, foreign investors maintained their heavy buying of Russian equities, pushing up share prices at a phenomenal rate, and a number of stocks in the Fund's portfolio rose in value during the six-month period. Within this environment, your Fund posted a remarkable six-month total return of 63.22% in market-price terms, and 49.43% in terms of net asset value, as discussed in the Performance Summary on page 4.

During the six months under review, our exposure to equities increased from 80.3% of total net assets to 89.2%. This was due primarily to the appreciation in value of many of our holdings. For example, when measured in U.S. dollars, prices of common shares of Unified Energy System,(1) which owns positions in several utility companies, rose 109%, and oil conglomerate


CONTENTS


Shareholder Letter .......... 1

Performance Summary ......... 4

Financial Highlights and
Statement of Investments .... 6

Financial Statements ........ 9

Notes to Financial
Statements ..................12

FUND CATEGORY


[PYRAMID FIGURE/GRAPH]

1. A complete listing of all stocks in the portfolio as of September 30, 1997 begins on page 7.

                             INDUSTRY DISTRIBUTION*
                           Based on Total Net Assets
                                    9/30/97

                                  [Pie Chart]

          Utilities-Electrical & Gas.......................42.2%
          Energy Sources...................................18.9%
          Telecommunications............................... 7.1%
          Merchandising.................................... 5.1%
          Building Materials & Components.................. 4.3%
          Transportation................................... 4.1%
          Other Industries................................. 7.5%
          Short-Term Obligations & Other Net Assets........10.8%


*The industry distribution uses Morgan Stanley Capital International's industry definitions for convenience of comparison.

Lukoil-Holdings increased 73%, while shares of Irkutskenergo and Mosenergo, two utility companies in our portfolio, increased 28% and 25%, respectively.(2)

In our opinion, the outlook for Russian equities appears positive. President Yeltsin seems to have consolidated his power and achieved considerable political stability for the country. And with inflation apparently under control, there may be an opportunity for Russian interest rates to decline further. Lower rates, combined with rising investment and increased export revenues, could help the official Russian economy show modest growth in 1997, and accelerate further in 1998.

However, the Russian government faces economic problems. An accelerated government reform program is needed to address high foreign debt, an official unemployment rate of around 10%, substantial underemployment of many who hold jobs, and a budget deficit of approximately 7.7% of gross domestic product. In addition, we believe tax reform is necessary because Russia requires both improved tax collection and a more equitable distribution of the tax burden, tasks that the government has found difficult to address. Also, if the equity market is to benefit fully from future economic growth, the rights of minority shareholders need to be protected.

While the Fund has performed fantastically well in the last six months, we must again stress that returns of this magnitude should not be expected in the future. In fact, with valuations in Russia rising to international levels, any gains in the coming six months or one year may be much more modest. Although reforms still must be implemented, we are generally optimistic about the long-term prospects for the Russian economy and stock market.


2. Market returns include reinvested dividends.

This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change as new circumstances arise. All figures shown are as of September 30, 1997, and the Fund's holdings can be expected to change with market developments and management of the portfolio. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing the securities we purchase or sell for the Fund.

Of course, investing in any emerging market, including Russia, means tolerating a certain amount of volatility and, in some cases, severe market corrections. Such highly speculative investing involves special risk considerations not typically associated with investing in U.S. securities markets. These risks include, but are not limited to, political, economic, legal and social uncertainties (for example, regional conflicts and risk of war), market and currency exchange rate volatility, delays in settling portfolio transactions, risk of loss arising from Russia's underdeveloped system of share transfer, registration, and custody, and the pervasiveness of corruption and crime in the Russian economic system.

We thank you for your continued support and interest in the Fund.


/s/ J. Mark Mobius
-------------------

J. Mark Mobius, Ph.D.
President
Templeton Russia Fund, Inc.


Top 10 Holdings
9/30/97

  Company,                              % of Total
  Industry                              Net Assets
--------------------------------------------------------------------------------

  Unified Energy System
  Utilities Electrical & Gas              20.7%

  Irkutskenergo
  Utilities Electrical & Gas              11.0%

  Mosenergo
  Utilities Electrical & Gas               9.9%

  Purneftegaz
  Energy Sources                           6.6%

  Lukoil-Holdings
  Energy Sources                           5.2%

  Alfa Cement Holding
  Building Materials
  & Components                             4.3%

  GUM Trade House
  Merchandising                            4.3%

  Tomskneft
  Energy Sources                           3.7%

  Rostelekom
  Telecommunications                       3.4%

  Saint Petersburg City
  Telephone Network
  Telecommunications                       3.0%

For a complete list of portfolio holdings, see page 7 of this report.

PERFORMANCE SUMMARY


In market-price terms, the Templeton Russia Fund produced a total return of 63.22% for the six months ended September 30, 1997. Based on the change in net asset value (in contrast to market price), the Fund delivered a total return of 49.43% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

The Fund's closing price on the New York Stock Exchange increased $17.125 per share, from $32.50 on March 31, 1997, to $49.625 on September 30, 1997, while the net asset value increased $12.29, from $30.88 to $43.17. We believe it is important to maintain a long-term investment perspective, and encourage shareholders to view their investments in a similar manner. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses. During the reporting period, shareholders received $2.095 per share in long-term capital gains, and 18.0 cents ($0.18) per share in short-term capital gains.


Past performance is not predictive of future results.

TEMPLETON RUSSIA FUND
Periods Ended 9/30/97

                                                          SINCE
                                                        INCEPTION
                                             1-YEAR     (6/15/95)
--------------------------------------------------------------------------------

  Cumulative Total Return(1)
    Based on change in net asset value       149.17%     239.25%
    Based on change in market price          165.61%     268.08%
  Average Annual Total Return(2)
    Based on change in net asset value       149.17%      70.25%
    Based on change in market price          165.61%      76.40%


1. Cumulative total returns represent the change in value of an investment over the periods indicated.

2. Average annual total returns represent the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of dividend and capital gains distributions, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan and do not reflect sales charges that would have been paid at inception or brokerage commissions that would have been paid on secondary market purchases. Investment return and principal value will fluctuate with market conditions, currency volatility and the political, social and economic climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody. You may have a gain or loss when you sell your shares.

The Investment Manager agreed to reduce its fee by one-half during the fiscal quarter following the fiscal period ended September 30, 1995, and any of the succeeding eight full quarters in which the average closing price of the Fund's shares on the New York Stock Exchange was less than the $15.00 initial offering price. This fee reduction was in effect for the period from October 1, 1995 through June 30, 1996. Without these reductions, the Fund's total return since inception would have been lower.


Past performance is not predictive of future results.

TEMPLETON RUSSIA FUND, INC.
Financial Highlights

                                                                      SIX MONTHS ENDED            YEAR ENDED MARCH 31,
                                                                     SEPTEMBER 30, 1997           --------------------
                                                                        (UNAUDITED)               1997            1996+
                                                                     ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period..........................              $30.88                $11.30          $14.10
                                                                 -------------------------------------------------------
Income from investment operations:
 Net investment income (loss).................................                (.26)                 (.15)            .15
 Net realized and unrealized gains (losses)...................               14.83                 20.49           (2.78)
                                                                 -------------------------------------------------------
Total from investment operations..............................               14.57                 20.34           (2.63)
                                                                 -------------------------------------------------------
Underwriting expenses deducted from capital...................                  --                    --            (.10)
                                                                 -------------------------------------------------------
Less distributions:
 Dividends from net investment income.........................                  --                  (.09)           (.07)
 Distributions from net realized gains........................               (2.28)                 (.67)             --
                                                                 -------------------------------------------------------
Total distributions...........................................               (2.28)                 (.76)           (.07)
                                                                 -------------------------------------------------------
Net asset value, end of period................................              $43.17                $30.88          $11.30
                                                                 =======================================================
TOTAL RETURN*
Based on market value per share...............................               63.22%               147.08%          (8.73)%
Based on net asset value per share............................               49.43%               181.92%         (19.47)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).............................            $230,489              $164,157         $59,942
Ratios to average net assets:
 Expenses, inclusive of waiver................................                2.53%**               2.36%           2.00%**
 Net investment income (loss).................................               (1.41)%**              (.72)%          1.54%**
Portfolio turnover rate.......................................                5.87%                18.86%            .50%
Average commission rate paid***...............................              $.0003                $.0007              --
   * Total return is not annualized.
  ** Annualized.
 *** Relates to purchases and sales of equity securities.
   + For the period June 15, 1995 (commencement of operations) to March 31, 1996.

                       See notes to financial statements.

TEMPLETON RUSSIA FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1997 (UNAUDITED)

                                                                    COUNTRY            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 85.5%
AEROSPACE & MILITARY TECH 0.1%
*Perm Motor....................................................      Russia              690,000         $    166,980
                                                                                                         ------------
AUTOMOBILES 1.4%
*Kamaz.........................................................      Russia              899,838            3,356,396
                                                                                                         ------------
BUILDING MATERIALS & COMPONENTS 4.3%
*Alfa Cement Holding...........................................      Russia              370,000            9,990,000
                                                                                                         ------------
ENERGY SOURCES 17.4%
*Chernogorneft.................................................      Russia              269,000            3,618,050
Lukoil-Holdings................................................      Russia              349,000            8,567,950
*Orenburgneft..................................................      Russia              295,185            2,396,902
*Purneftegaz...................................................      Russia            1,500,365           15,303,723
Rao Gazprom, ADR, 144A.........................................      Russia               75,000            1,893,750
*Tomskneft.....................................................      Russia              451,895            8,450,436
                                                                                                         ------------
                                                                                                           40,230,811
                                                                                                         ------------
FOOD & HOUSEHOLD PRODUCTS 1.3%
*Red October...................................................      Russia              127,000            2,921,000
                                                                                                         ------------
MACHINERY & ENGINEERING 0.7%
*Uralmash Zavody...............................................      Russia              179,114            1,549,336
                                                                                                         ------------
MERCHANDISING 5.1%
GUM Trade House................................................      Russia            2,120,120            9,911,561
Tsum Trade House...............................................      Russia            2,863,000            1,832,320
                                                                                                         ------------
                                                                                                           11,743,881
                                                                                                         ------------
METALS & MINING 4.0%
Krasnoyarsk Aluminum Plant.....................................      Russia              212,548            3,507,042
*Norilsk Nickel................................................      Russia              453,800            5,717,880
                                                                                                         ------------
                                                                                                            9,224,922
                                                                                                         ------------
TELECOMMUNICATIONS 5.5%
*Rostelekom....................................................      Russia            1,307,500            5,530,725
Saint Petersburg City Telephone Network........................      Russia            2,947,050            6,660,333
*St. Petersburg Intercity International Telephone..............      Russia              119,940              386,807
                                                                                                         ------------
                                                                                                           12,577,865
                                                                                                         ------------
TRANSPORTATION 3.5%
*Aeroflot......................................................      Russia               21,300            3,908,550
*Murmansk Sea Shipping.........................................      Russia               21,800              430,550
*Novorosissk Sea Shipping......................................      Russia              830,000              319,550
Primorsk Sea Shipping..........................................      Russia              444,300            3,387,788
                                                                                                         ------------
                                                                                                            8,046,438
                                                                                                         ------------

TEMPLETON RUSSIA FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1997 (UNAUDITED) (CONT.)

                                                                    COUNTRY            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
UTILITIES ELECTRICAL & GAS 42.2%
*Chelyabenergo.................................................      Russia               90,000         $     74,700
Irkutskenergo..................................................      Russia           77,400,000           25,464,600
Lenenergo......................................................      Russia            1,094,400            1,138,176
Mosenergo......................................................      Russia           14,068,000           22,860,500
Unified Energy System..........................................      Russia          118,891,150           47,675,351
                                                                                                         ------------
                                                                                                           97,213,327
                                                                                                         ------------
TOTAL COMMON STOCKS (COST $52,725,443).........................                                           197,020,956
                                                                                                         ------------

PREFERRED STOCKS 3.7%
*Arkhangelsk Telecom, pfd. ....................................      Russia            1,340,000              938,000
Lukoil Holdings, pfd...........................................      Russia              175,000            3,365,250
*Norilsk Nickel, pfd...........................................      Russia               20,000              210,000
Novorosissk Sea Shipping, pfd..................................      Russia           11,551,000            1,386,120
Rostelekom, pfd................................................      Russia              870,000            2,366,400
*Saint Petersburg City Telephone Network, pfd., A..............      Russia              151,000              186,485
*St. Petersburg MMT, pfd. .....................................      Russia              110,100              206,437
                                                                                                         ------------
TOTAL PREFERRED STOCKS (COST $2,825,776).......................                                             8,658,692
                                                                                                         ------------


                                                                                      PRINCIPAL
                                                                                      AMOUNT**
                                                                                     -----------
SHORT TERM OBLIGATIONS 10.5%
  U.S. GOVERNMENT AND GOVERNMENT AGENCIES
    Federal Farm Credit Bank, 5.36%, 10/06/97..................  United States       $ 1,100,000            1,099,156
    Federal Home Loan Bank, 5.39%, 10/24/97....................  United States         2,000,000            1,992,946
    Federal Home Loan Mortgage Corp., 5.47%, 10/07/97..........  United States         5,000,000            4,995,400
  +REPURCHASE AGREEMENT
    UBS Finance, 6.04%, 10/01/97 (Maturity Value $16,105,702)
      Collateral: U.S. Treasury Note, 6.25%, 5/31/99...........  United States        16,103,000           16,103,000
                                                                                                         ------------
TOTAL SHORT TERM OBLIGATIONS (COST $24,190,735)................                                            24,190,502
                                                                                                         ------------
TOTAL INVESTMENTS (COST $79,741,954) 99.7%.....................                                           229,870,150
OTHER ASSETS, LESS LIABILITIES 0.3%............................                                               618,391
                                                                                                         ------------
TOTAL NET ASSETS 100.0%........................................                                          $230,488,541
                                                                                                         ============
   * Non-income producing.
  ** Securities traded in U.S. dollars.
   + At September 30, 1997, all repurchase agreements held by the Fund had been entered into on that date.

                       See notes to financial statements.

TEMPLETON RUSSIA FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997 (UNAUDITED)

Assets:
 Investments in securities at value (cost $79,741,954).............................   $229,870,150
 Cash..............................................................................            806
 Receivables:
  Investment securities sold.......................................................      2,551,368
  Dividends and interest...........................................................        277,926
 Unamortized organization costs....................................................         58,520
                                                                                      ------------
     Total assets..................................................................    232,758,770
                                                                                      ------------
Liabilities:
 Payables:
  Investment securities purchased..................................................        760,240
  Affiliates.......................................................................        244,724
 Accrued expenses..................................................................      1,265,265
                                                                                      ------------
     Total liabilities.............................................................      2,270,229
                                                                                      ------------
      Net assets, at value.........................................................   $230,488,541
                                                                                      ============
Net assets consist of:
 Accumulated net investment loss...................................................    ($2,230,345)
 Net unrealized appreciation.......................................................    150,128,196
 Accumulated net realized gain.....................................................      7,210,830
 Capital shares....................................................................     75,379,860
                                                                                      ------------
     Net assets, at value..........................................................   $230,488,541
                                                                                      ============
Net asset value per share ($230,488,541 / 5,339,191 shares outstanding)............         $43.17
                                                                                      ============

                       See notes to financial statements.

TEMPLETON RUSSIA FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)

Investment Income:
(net of $98,214 foreign taxes withheld)
 Interest................................................................   $  705,752
 Dividends...............................................................      413,107
                                                                            ------------
     Total Investment Income.............................................                 $ 1,118,859
Expenses:
 Management fees (Note 4)................................................    1,244,243
 Administrative fees (Note 4)............................................      248,848
 Transfer agent fees.....................................................       12,283
 Custodian fees..........................................................      940,323
 Reports to shareholders.................................................       16,153
 Registration and filing fees............................................        8,107
 Professional fees.......................................................       35,567
 Directors' fees and expenses............................................        6,636
 Amortization of organization costs......................................       10,773
 Other...................................................................        3,225
                                                                            ------------
     Total expenses......................................................                   2,526,158
                                                                                          ------------
      Net investment loss................................................                  (1,407,299)
                                                                                          ------------
Realized and unrealized gains:
 Net realized gain on investments........................................                   6,439,633
 Net unrealized appreciation on investments..............................                  72,617,200
                                                                                          ------------
 Net realized and unrealized gain........................................                  79,056,833
                                                                                          ------------
Net increase in net assets resulting from operations.....................                 $77,649,534
                                                                                          ============

                       See notes to financial statements.

TEMPLETON RUSSIA FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        SIX MONTHS ENDED         YEAR ENDED
                                                                       SEPTEMBER 30, 1997        MARCH 31,
                                                                          (UNAUDITED)               1997
                                                                   -----------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment loss.............................................        $ (1,407,299)         $   (803,120)
  Net realized gain on investments................................           6,439,633            16,421,485
  Net unrealized appreciation.....................................          72,617,200            92,329,260
                                                                   -----------------------------------------
      Net increase in net assets resulting from operations........          77,649,534           107,947,625
 Distributions to shareholders from:
  Net investment income...........................................                  --              (477,320)
  Net realized gain...............................................         (12,093,748)           (3,555,773)
 Capital share transactions (Note 3)..............................             776,164               299,734
                                                                   -----------------------------------------
      Net increase in net assets..................................          66,331,950           104,214,266
Net assets:
 Beginning of period..............................................         164,156,591            59,942,325
                                                                   -----------------------------------------
 End of period....................................................        $230,488,541          $164,156,591
                                                                   =========================================
Undistributed net investment income (accumulated net investment loss) included in net assets:
 Beginning of period..............................................        $   (823,046)         $    457,394
                                                                   =========================================
 End of period....................................................        $ (2,230,345)         $   (823,046)
                                                                   =========================================

                       See notes to financial statements.

TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements (unaudited)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Russia Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks to achieve its objectives by investing in equity securities of Russia or Russian related companies. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements (unaudited)(continued)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. ORGANIZATION COSTS:

Organization costs are amortized on a straight line basis over five years.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2.  MARKET AND GEOGRAPHIC RISK CONSIDERATIONS

Investing in equity securities of Russian companies includes certain risks not typically associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from Russia's underdeveloped systems of share registration and transfer.

3.  CAPITAL SHARES

At September 30, 1997, there were 100,000,000 shares authorized ($.01 par value). During the period ended September 30, 1997, and for the year ended March 31, 1997, shares were issued from reinvested distributions amounting to 23,513 shares ($776,164) and 13,000 shares ($299,734), respectively.

4.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers of Templeton Asset Management Limited, (TAML) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays an administrative management fee to FT Services of 0.25% per year of the average weekly net assets of the Fund, of which 0.20% is paid to Princeton Administrators, L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, for sub-administrative services. TAML has agreed to reduce its fees by one half during the fiscal quarter following the fiscal period ending September 30, 1995 and any of the succeeding eight full fiscal quarters in which the average closing price of the Fund's shares on the New York Stock Exchange is less than the $15 initial offering price. There was no reduction in fees for the period ended September 30, 1997, as the average closing price was greater than the $15 initial offering price.

5.  INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 1997 were $10,119,580 and $15,279,879, respectively.

TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements (unaudited)(continued)

6.  INCOME TAXES

The cost of securities for federal income tax purposes is the same as that shown in the Statement of Investments. At September 30, 1997, the net unrealized appreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

        Unrealized appreciation..........  $150,199,634
        Unrealized depreciation..........       (71,438)
                                           ------------
        Net unrealized appreciation......  $150,128,196
                                           ============

TEMPLETON RUSSIA FUND, INC.
Annual Meeting of Shareholders, September 23, 1997

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on September 23, 1997. The purpose of the meeting was to elect six Directors of the Fund, to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending March 31, 1998, and in their discretion, to authorize the proxyholders to vote upon such other matters that may legally come before the meeting or any other adjournment thereof. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harmon E. Burns, Edith E. Holiday, Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps, and Constantine D. Tseretopoulos.* The shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending March 31, 1998. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1.  The election of six (6) Directors for the terms set forth below:

                                          % OF                         % OF
                                       OUTSTANDING                  OUTSTANDING
 TERM EXPIRING 2000:        FOR          SHARES        WITHHELD       SHARES
---------------------    ----------    -----------     ---------    -----------
Harmon E. Burns           2,908,769       54.48%        22,090         0.41%
Betty P. Krahmer          2,911,142       54.52%        19,717         0.37%
Gordon S. Macklin         2,912,224       54.54%        18,635         0.35%
Fred R. Millsaps          2,909,424       54.49%        21,435         0.40%

 TERM EXPIRING 1999:
---------------------
Constantine D.
  Tseretopoulos           2,906,237       54.43%        24,622         0.46%

 TERM EXPIRING 1998:
---------------------
Edith E. Holiday          2,909,202       54.48%        21,657         0.41%

2. The ratification or rejection of the selection of McGladrey & Pullen, LLP, as independent auditors of the Fund for the fiscal year ending March 31, 1998:

                 % OF                         % OF                         % OF
              OUTSTANDING                  OUTSTANDING                  OUTSTANDING
   FOR          SHARES         AGAINST       SHARES         ABSTAIN       SHARES
----------    -----------     ---------    -----------     ---------    -----------
2,826,493        52.94%        10,983          0.20%        93,383         1.75%

*Harris J. Ashton, Nicholas F. Brady, Martin L. Flanagan, S. Joseph Fortunato,
 John Wm. Galbraith, Andrew H. Hines, Jr. and Charles B. Johnson are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

TEMPLETON RUSSIA FUND, INC.
Dividend Reinvestment Plan

The Fund offers a Dividend Reinvestment Plan (the "Plan") with the following features: --If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee. --Participants should contact ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, So. Hackensack, NJ 07606-1938, to receive the Plan brochure. --To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company ("Mellon") at the address above or the institution in whose name the shares are held. Mellon must receive written notice within 10 business days before the record date for the distribution. --Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market. --The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. --The participants may withdraw from the Plan without penalty at any time by written notice to Mellon. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares; or, if the participant wishes, Mellon will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees. --Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON RUSSIA FUND, INC.

TRANSFER AGENT

ChaseMellon Shareholder Services
Stock Transfer Services
P.O. Box 3312
So. Hackensack, NJ 07606
800-526-0801

SHAREHOLDER INFORMATION

Shares of Templeton Russia Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TRF". Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-292-9293.

The daily closing net asset value may be obtained on a two business day delay basis by calling Franklin Templeton's Fund Information Department after 10 a.m. Eastern Time any business day at 1-800-DIAL-BEN (1-800-342-5236).

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can write and request that his or her name be added to the Fund's mailing list, by writing Templeton Russia Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

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

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

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

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH

Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME

Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton Global
 Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME

Franklin Global Government
 Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH

Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME

Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

Templeton American Trust, Inc.

Fund Allocator Series
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME

Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

For Corporations

Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME

Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME

Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++

Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)


*These funds are now closed to new accounts, with the exception of retirement accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.

                                                                         10/97.1

TEMPLETON RUSSIA FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

AUDITORS
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

Investors should be aware that the value of investments made for the Fund may go up as well as down, and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

            TLTRF S97 11/97 [RECYCLED LOGO] Printed on recycled paper